                                                                    Exhibit 4.11


                              NOTATION OF GUARANTEE


         For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of February 10, 2005 (the "Indenture") among AMR HoldCo, Inc., EmCare HoldCo, Inc., (together, the "Issuers"), the Guarantors party thereto and U.S. Bank Trust National Association, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Note, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

                            [Signature pages follow]

                IN WITNESS WHEREOF, each Guarantor has caused its Notation of Guarantee to be executed.

Date:  February 10, 2005

                              EMERGENCY MEDICAL SERVICES L.P.

                                By: Emergency Medical Services Corporation, its general partner

                                By:      /s/ William A. Sanger
                                   ---------------------------------------------
                                Name:    William A. Sanger
                                Title:   Chairman and Chief Executive Officer



                              AMERICAN MEDICAL RESPONSE, INC.
                              HANK'S ACQUISITION CORP.
                              FOUNTAIN AMBULANCE SERVICE, INC.
                              MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
                              AMERICAN MEDICAL RESPONSE WEST
                              METROPOLITAN AMBULANCE SERVICE
                              AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
                              DESERT VALLEY MEDICAL TRANSPORT, INC.
                              SPRINGS AMBULANCE SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
                              INTERNATIONAL LIFE SUPPORT, INC.
                              MEDEVAC MIDAMERICA, INC.
                              MEDEVAC MEDICAL RESPONSE, INC.
                              AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
                              AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
                              KUTZ AMBULANCE SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
                              AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
                              A1 LEASING, INC.
                              FLORIDA EMERGENCY PARTNERS, INC.
                              MOBILE MEDIC AMBULANCE SERVICE, INC.
                              METRO AMBULANCE SERVICE, INC.
                              METRO AMBULANCE SERVICE (RURAL), INC.
                              MEDIC ONE AMBULANCE SERVICES, INC.
                              AMERICAN MEDICAL RESPONSE OF SOUTH
                                CAROLINA, INC.
                              AMERICAN MEDICAL RESPONSE OF NORTH
                                CAROLINA, INC.
                              AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
                              TROUP COUNTY EMERGENCY MEDICAL SERVICES,
                                INC.
                              RANDLE EASTERN AMBULANCE SERVICE, INC.
                              MEDI-CAR SYSTEMS, INC.

                              MEDI-CAR AMBULANCE SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
                              PHYSICIANS & SURGEONS AMBULANCE SERVICE,
                                INC.
                              AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
                              MIDWEST AMBULANCE MANAGEMENT COMPANY
                              PARAMED, INC.
                              MERCY AMBULANCE OF EVANSVILLE, INC.
                              TIDEWATER AMBULANCE SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
                                INCORPORATED
                              AMERICAN MEDICAL RESPONSE OF
                                MASSACHUSETTS, INC.
                              AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
                              AMBULANCE ACQUISITION, INC.
                              METRO AMBULANCE SERVICES, INC.
                              BROWARD AMBULANCE, INC.
                              ATLANTIC AMBULANCE SERVICES ACQUISITION, INC. ATLANTIC/KEY WEST AMBULANCE, INC. ATLANTIC/PALM BEACH AMBULANCE, INC.
                              SEMINOLE COUNTY AMBULANCE, INC.
                              LIFEFLEET SOUTHEAST, INC.
                              AMERICAN MEDICAL PATHWAYS, INC.
                              ADAM TRANSPORTATION SERVICE, INC.
                              ASSOCIATED AMBULANCE SERVICE, INC.
                              PARK AMBULANCE SERVICE INC.
                              FIVE COUNTIES AMBULANCE SERVICE, INC.
                              SUNRISE HANDICAP TRANSPORT CORP.
                              STAT HEALTHCARE, INC.
                              LAIDLAW MEDICAL TRANSPORTATION, INC.
                              MERCY, INC.
                              AMERICAN INVESTMENT ENTERPRISES, INC.
                              LIFECARE AMBULANCE SERVICE, INC.
                              TEK, INC.
                              MERCY LIFE CARE
                              HEMET VALLEY AMBULANCE SERVICE, INC.
                              AMERICAN MEDICAL RESPONSE OF SOUTHERN
                                CALIFORNIA
                              MEDIC ONE OF COBB, INC.
                              PUCKETT AMBULANCE SERVICE, INC.

                              AMERICAN MEDICAL RESPONSE DELAWARE VALLEY,
                                LLC
                              By:  American Medical Response Mid-Atlantic, Inc.,
                                its sole member

                              REGIONAL EMERGENCY SERVICES, LP
                              By:  Florida Emergency Partners, Inc., its general
                                partner

                              PROVIDACARE, L.L.C.
                              By:  American Medical Pathways, Inc., its sole
                                member


                              By:/s/ Randel G. Owen
                                 -----------------------------------------------
                                 Name:  Randel G. Owen
                                 Title: Vice President

                              EMCARE HOLDINGS INC.
                              EMCARE, INC.
                              EMCARE OF ALABAMA, INC.
                              EMCARE CONTRACT OF ARKANSAS, INC.
                              EMCARE OF ARIZONA, INC.
                              EMCARE OF CALIFORNIA, INC.
                              EMCARE OF COLORADO, INC.
                              EMCARE OF CONNECTICUT, INC.
                              EMCARE OF FLORIDA, INC.
                              EMCARE OF GEORGIA, INC.
                              EMCARE OF HAWAII, INC.
                              EMCARE OF INDIANA, INC.
                              EMCARE OF IOWA, INC.
                              EMCARE OF KENTUCKY, INC.
                              EMCARE OF LOUISIANA, INC.
                              EMCARE OF MAINE, INC.
                              EMCARE OF MICHIGAN, INC.
                              EMCARE OF MINNESOTA, INC.
                              EMCARE OF MISSISSIPPI, INC.
                              EMCARE OF MISSOURI, INC.
                              EMCARE OF NEVADA, INC.
                              EMCARE OF NEW HAMPSHIRE, INC.
                              EMCARE OF NEW JERSEY, INC.
                              EMCARE OF NEW MEXICO, INC.
                              EMCARE OF NEW YORK, INC.
                              EMCARE OF NORTH CAROLINA, INC.
                              EMCARE OF NORTH DAKOTA, INC.
                              EMCARE OF OHIO, INC.
                              EMCARE OF OKLAHOMA, INC.
                              EMCARE OF OREGON, INC.
                              EMCARE OF PENNSYLVANIA, INC.
                              EMCARE OF RHODE ISLAND, INC.
                              EMCARE OF SOUTH CAROLINA, INC.
                              EMCARE OF TENNESSEE, INC.

                              EMCARE OF TEXAS, INC.
                              EMCARE OF VERMONT, INC.
                              EMCARE OF VIRGINIA, INC.
                              EMCARE OF WASHINGTON, INC.
                              EMCARE OF WEST VIRGINIA, INC.
                              EMCARE OF WISCONSIN, INC.
                              EMCARE PHYSICIAN PROVIDERS, INC.
                              EMCARE PHYSICIAN SERVICES, INC.
                              EMCARE SERVICES OF ILLINOIS, INC.
                              EMCARE SERVICES OF MASSACHUSETTS, INC.
                              EMCARE ANESTHESIA SERVICES, INC.
                              ECEP, INC.
                              COORDINATED HEALTH SERVICES, INC.
                              EM-CODE REIMBURSEMENT SOLUTIONS, INC.
                              EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
                              EMERGENCY SPECIALISTS OF ARKANSAS, INC. II
                              FIRST MEDICAL/EMCARE, INC.
                              HEALTHCARE ADMINISTRATIVE SERVICES, INC.
                              OLD STAT, INC.
                              REIMBURSEMENT TECHNOLOGIES, INC.
                              STAT PHYSICIANS, INC.
                              THE GOULD GROUP, INC.
                              TIFTON MANAGEMENT SERVICES, INC.
                              TUCKER EMERGENCY SERVICES, INC.
                              HELIX PHYSICIANS MANAGEMENT, INC.
                              NORMAN BRUCE JETTON, INC.
                              PACIFIC EMERGENCY SPECIALISTS MANAGEMENT,
                                INC.
                              AMERICAN EMERGENCY PHYSICIANS MANAGEMENT,
                                INC.
                              PHYSICIAN ACCOUNT MANAGEMENT, INC.
                              PROVIDER ACCOUNT MANAGEMENT, INC.
                              CHARLES T. MITCHELL, INC.

                              EMCARE OF MARYLAND LLC
                              By:  EmCare Holdings Inc. and EmCare, Inc., its
                                members

                              EMS MANAGEMENT LLC
                              By:  AMR HoldCo, Inc. and EmCare HoldCo, Inc., its
                                members


                              By:        /s/ William A. Sanger
                                 -----------------------------------------------
                                 Name:  William A. Sanger
                                 Title: Chief Executive Officer

                              AMR BROCKTON, L.L.C.
                              By:  American Medical Response of Massachusetts,
                                Inc., its sole member


                              By:/s/ Randel G. Owen
                                 -----------------------------------------------
                                 Name:  Randel G. Owen
                                 Title: Vice President